SETTLEMENT AGREEMENT

     Settlement Agreement (the "Agreement") dated March 31, 2006 by and among Ckrush, Inc., a Delaware corporation, formerly known as Cedric Kushner Promotions, Inc. (the "Company"), Big Content, Inc., a wholly-owned subsidiary of the Company ("Big Content"), both having an address at 1414 Avenue of the Americas, Suite 406, New York, New York 10019, and Cedric Kushner, an individual ("Kushner"), having an address at 1414 Avenue of the Americas, Suite 406, New York, New York 10019.

     WHEREAS, Kushner has served as an officer and director of the Company and has resigned all positions he holds with the Company and has agreed to enter into such other agreements with the Company as set forth in this Agreement; and

     WHEREAS, Cedric Kushner Promotions, Ltd., a Delaware corporation ("LTD") was a wholly-owned subsidiary of the Company that was dissolved by proclamation by the Secretary of State of Delaware; and

     WHEREAS, the Company is the successor by merger to Zenascent, Inc., Zenascent Newco, Inc. and Cedric Kushner Boxing, Inc. ("Boxing") pursuant to that certain Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") dated as of February 21, 2002 by and among such parties, the Company, LTD, Kushner and James DiLorenzo ("DiLorenzo") (such parties being referred to collectively as the "Merger Parties" and such parties other than Kushner and DiLorenzo being referred to collectively as the "Corporate Merger Parties") and that certain Agreement and Plan of Merger dated as of March 8, 2002 by and among Boxing, LTD, Big Content, Big Content Accquisition Corp., Mackin Charitable Remainder Trust and Livingston Investments, LLC; and

     WHEREAS, the parties to this Agreement have agreed to resolve certain matters pursuant to this Agreement and two other agreements of even date among such parties and certain of their affiliates referred to as the "Lease and Library Agreement" and the "Consulting Agreement" (together with the two promissory notes referred to in Section 3 of this Agreement, referred to herein as the "Transaction Documents");


     NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties hereto agree as follows:

     1. Effective Date. The effective date of this Agreement is February 14, 2006 (the "Effective Date").

     2. Compensation. All compensation payable to Kushner by the Company, such as but not limited to salary, bonus and health and retirement benefits, shall cease to accrue as of the Effective Date, subject, however, to Kushner's rights under COBRA. The Company shall not be obligated to pay any severance or similar payment to Kushner.

     3. Indebtedness. The Company is currently indebted to Kushner (the "Kushner Debt") in the amount of Two Hundred Sixty-Three Thousand One Hundred Thirty-Eight and Fifty-Nine One-Hundredths ($263,138.59) Dollars and to Jody Lister (the "Lister Debt") in the amount of Seventeen Thousand ($17,000.00) Dollars, each of which indebtedness shall be paid in accordance with (i) that certain promissory note (the "Kushner Note") of even date made by the Company and payable to the order of Kushner in the original principal amount of $263,138.59, with respect to the Kushner Debt, and (ii) that certain promissory note of even date made payable to the order of Lister (the "Lister Note") in the original principal amount of $17,000 with respect to the Lister Debt.

     4. Indemnification.

       a. The parties agree that their respective representations and warranties contained in this Agreement and the Transaction Documents (as hereinafter defined) shall survive the execution and delivery of this Agreement and the Transaction Documents.

       b. On, from and after the Effective Date, the Company, Big Content and LTD, jointly and severally, will reimburse, indemnify and hold harmless Kushner, Gotham Boxing, Inc. ("Gotham"), Cedric Kushner Media, Inc. ("Media") and each of their respective successors and assigns (each, an "Indemnified Kushner Party") against and in respect of:

         (i) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Indemnified Kushner Party that result from, relate to or arise out of:

         (A) any and all liabilities and obligations of the Company, Big Content, the Corporate Merger Parties, LTD and any of their direct or indirect subsidiaries and affiliates (collectively, the "Ckrush Parties") and, to the extent he and/or it has assumed, guaranteed or is otherwise liable for any liabilities or obligations of the Ckrush Parties, Kushner, Gotham and/or Media, of any kind, nature and description whatsoever, fixed or contingent, inchoate or otherwise, including, but not limited to, any liabilities and obligations described on Schedule A attached hereto and made a part hereof;

         (B) any and all actions, suits, claims, judgments or legal, administrative, arbitration, governmental or other proceedings or investigations against any Indemnified Kushner Party that relate to the business or the assets of any of the Ckrush Parties in which the principal event giving rise thereto occurred prior to, on or after the Effective Date or which result from or arise out of any action or inaction on, prior to or after the Effective Date by any of the Ckrush Parties or any director, officer, employee, shareholder, agent or representative of the Ckrush Parties including, but not limited to, those matters described on Schedule A attached hereto and made a part hereof;

         (C) any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of any of the Ckrush Parties and/or DiLorenzo under this Agreement or any Transaction Document, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to an Indemnified Kushner Party pursuant hereto or thereto or in connection with the negotiation, execution or performance of this Agreement or any Transaction Documents;

         (D) the fact that (1) Kushner is or was an officer, director, employee, or agent of any Ckrush Party or (2) Kushner while a director, officer, employee or agent of any Ckrush Party, Kushner is or was serving at the request of such Ckrush Party as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, trust, employee benefit plan or other entity, in each case to the fullest extent permitted under Delaware law, or (3) any Indemnified Kushner Party is a personal guarantor of, or is otherwise liable with respect to, any and/or all liabilities, obligations and/or indebtedness of any of the Ckrush Parties, other than with respect to obligations under that certain lease agreement (the "Lease") dated February 4, 2005 between the Company and 1414 Property LLC arising after, but not prior to (which shall be subject to indemnification hereunder), May 1, 2006, except to the extent that any of the CKrush parties is in breach of any representation or warranty with respect to the Lease and provided that the Ckrusch parties have complied with their respective covenants and agreements under the Lease, or (4) Kushner has any liability or obligation with respect to any matter listed on Schedule A to this Agreement;

         (E) any liability or obligation of any of the Ckrush Parties that any Indemnified Kushner Party guaranteed or may be otherwise personally liable for or with regard to which any Indemnified Kushner Party may be liable; and

       (ii) any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) incident to any of the foregoing or to the enforcement of this Section 4.

       c. The indemnification rights of each Indemnified Kushner Party under this Section 4 are independent of and in addition to any indemnification rights of such Indemnified Kushner Party and such other rights and remedies as such party may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party hereto or under any Transaction Document, including, but not limited to, the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished by this Section 4.

       d. Without limiting the foregoing, each Indemnified Kushner Party shall be entitled to, and the Company, Big Content and LTD shall, jointly and severally, pay to each Indemnified Kushner Party promptly following his or its request therefor (i) advance payment of reasonable costs and expenses, including, but not limited to, attorney's fees in the defense of any and all matters subject to indemnification hereunder, subject to the provisions of the Delaware General Corporation Law; and (ii) in the event that Kushner loses any rights pursuant to a foreclosure or similar action or any proceeding or transaction in lieu thereof in certain collateral (compromised of art work) currently held by the Tua Investors (as defined in the Consulting Agreement) as security for certain obligations of any of the Ckrush Parties, fifty (50%) percent of the fair market value (as valued in such foreclosure proceeding, transaction or other event in lieu thereof) of such collateral, up to a maximum of One Hundred Dollars ($100,000).

     5. Nondisclosure of Confidential Information; Termination of Restrictive Covenant.

       a. For a term of two (2) years commencing on the Effective Date, Kushner shall not, without the prior written consent of the Company, use, divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity any Confidential Information pertaining to the business of the Company or any of its subsidiaries, except when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company, or by any administrative body or legislative body with jurisdiction to order Kushner to divulge, disclose or make accessible such information. For purposes of this Section 5, "Confidential Information" shall mean non-public information concerning the financial data, strategic business plans, product development (or other proprietary product data), marketing plans and other non-public, proprietary or confidential information of the Company and its subsidiaries, that, in any case, is not otherwise available to the public (other than by Kushner's breach of the terms hereof). Confidential Information does not include any information that:

        i. at the time of disclosure is in the public domain or which, after disclosure, enters the public domain except as a result of a breach of this Agreement or any other obligation of confidentiality;

        ii. is provided to Kushner by a third party, except when the third party is subject to an obligation to maintain such information and materials in confidence; or

        iii.    is   independently   developed   for  Kushner  by  employees  or
                contractors  of  Kushner  who  did  not  use  the   Confidential
                Information of the Company.

        b. Kushner agrees that this covenant is reasonable under the circumstances,

and further agrees that, if in the opinion of any court of competent jurisdiction this covenant is not reasonable in any respect, such court shall have the right, power and authority to modify such provision or provisions of this covenant to the extent the court determines such restraint is not reasonable and to enforce the covenant as so amended. Kushner agrees that any breach of the covenant contained in this Section 5 would irreparably injure the Company and its subsidiaries. Accordingly, Kushner agrees that the Company may, in addition to pursuing any other remedies it may have in law or in equity, obtain an injunction against Kushner from any court having jurisdiction over the matter restraining any further violation of this covenant by Kushner.

       c. Nothing in this Section 5 shall preclude Kushner from including his experience with the Company on any resume, employment application or similar document used for the purpose of soliciting a position as an employee, director, officer or otherwise of another company.

       d. The Company, LTD and DiLorenzo hereby agree that, as of the Effective Date, Section 5.17 of the Merger Agreement be and, is hereby terminated, deemed null and void, ab initio, and of no further force or effect. The Merger Parties hereby represent and warrant, jointly and severally, to Kushner that none of the Company, LTD nor DiLorenzo or their respective direct or indirect subsidiaries or affiliates are parties to, have any right to enforce, or are aware of any written or oral agreement, arrangement, contract, commitment, understanding or obligation that limits or restricts Kushner's ability to, directly or indirectly, engage in any line of business or with any person, firm, corporation or other entity in any geographical area, or solicit, contract with, and/or hire any person, firm, corporation or other entity.

     6. Release by Kushner. For valuable consideration from the Company, receipt of which is hereby acknowledged by Kushner, Kushner releases and forever discharges the Company and its subsidiaries and affiliates, and their respective securityholders, affiliates, officers, directors, partners, agents, employees, and attorneys, and all trustees and administrators under any plans, successors and assigns of the Company or any of its subsidiaries (collectively, for purposes of this Section 6, the "Affiliates"), and covenants to forever cease and refrain from instituting, maintaining, pressing, collecting or in any way aiding and proceeding against, and releases and forever discharges each of the Affiliates from any and all claims, suits or actions, whether known or unknown, which Kushner had, now has or may have against any Affiliate, from the beginning of time, including but not limited to, any such claims, suits or actions relating to employment with the Company or the termination thereof, including any attorney fees incurred thereby, or under any equal employment opportunity law, ordinance, regulation or order, including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. ss.2000 et seq., the Civil Rights Act of 1866, as amended, 42 U.S.C. ss.1981 et seq., Executive Order 11246, as amended, the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. ss.621 et seq., the Americans with Disabilities Act, 42 U.S.C. ss.12101 et seq., the Older Workers Benefit Protection Act, 29 U.S.C. ss. 626, the Employee Retirement Income Security Act of 1974, 29 U.S.C. ss.1144, the Federal Family and Medical Leave Act, 29 U.S.C. ss. 2601 et seq., and any other applicable federal, state or local, constitutional or statutory provision, order or regulation, arising from any event or act of omission or commission. This release includes, but is not limited to, any and all claims, suits or actions of any kind, occurring during the term of employment with the Company through the Effective Date, including any alleged injuries or damages suffered at any time after the Effective Date by reason of the continued effects of any such alleged acts which occurred on or before the Effective Date. In consideration of the payments provided herein, Kushner gives up any rights he may have under these or any other laws with respect to his employment and termination and acknowledges that none of the Company and its Affiliates has (i) discriminated against him;
(ii) breached any express or implied contract with him; or (iii) otherwise acted unlawfully toward him. This release shall not apply to matters to be performed under this Agreement or any Transaction Document. This release shall not apply with respect to the rights of Kushner and/or any and all Indemnified Kushner parties, if any, for indemnification, including, but not limited to, as provided in this Agreement, any Transaction Document, or in accordance with the Company's Certificate of Incorporation or By-Laws, including, but not limited to, for third-party claims arising from Kushner's acts or omissions, as an officer and/or director of the Company or any of its subsidiaries, or for any personal guarantees of the Company's obligations or indebtedness that Kushner may have given or for which he is otherwise liable, or any other matters for which Kushner is otherwise entitled to indemnification.

     7. Release by Company and Others. For valuable consideration from Kushner, receipt of which is hereby acknowledged by the Company, Big Content and LTD, the Company, Big Content and LTD, on behalf of itself and each of its subsidiaries, releases and forever discharges Kushner and his subsidiaries and affiliates, and their respective securityholders, affiliates, officers, directors, partners, agents, employees, and attorneys, and all trustees and administrators under any plans, heirs, successors and assigns of Kushner (collectively, for purposes of this Section 7, the "Kushner Affiliates"), and covenants to forever cease and refrain from instituting, maintaining, pressing, collecting or in any way aiding and proceeding against, and releases and forever discharges each of the Kushner Affiliates from any and all claims, suits or actions, whether known or unknown, which the Company, Big Content, Boxing, or LTD had, now has or may have against any Kushner Affiliate, from the beginning of time, including but not limited to, any such claims, suits or actions relating to employment of Kushner or the termination thereof, including any attorney fees incurred thereby, arising from any event or act of omission or commission. The Company, Big Content and LTD give up any rights they may have under any laws with respect to Kushner's employment and termination and acknowledge that Kushner has not (i) breached any express or implied contract with any of them; or (ii) otherwise acted unlawfully toward any of them. Without limiting the foregoing release, the Company, Big Content and LTD hereby release any right they have or may have, to use the name "Cedric Kushner" and hereby sell, transfer, assign, convey and deliver to Kushner all of their right, title and interest in, to and under such name, free and clear of any and all assignments, grants, licenses claims, agreements, rights, liens, mortgages, options, pledges, security interests and/or encumbrances whatsoever (collectively, "Liens"), and agree that none of such entities shall prohibit the use of such name by any Indemnified Kushner Party, whether directly or indirectly; provided that the Company shall have the right to refer to "Cedric Kushner Promotions, Inc." as its former corporate name and to continue to use the names "Cedric Kushner Boxing," "Cedric Kushner Sports Network," "Cedric Kushner Promotions" and "Cedric Kushner Productions" as company and trade names. Notwithstanding the foregoing, Kushner shall not be permitted to use his name in a time due or business immediately preceding or immediately succeeding any word beginning with "P", such as, but not limited to, "Promotions," "Productions" or "Presents" or to use the acronyms "CKP," "CKPI" or "CKSN." This release shall not apply to matters to be performed under this Agreement. The Company, Big Content and LTD hereby represent and warrant (jointly and severally) to Kushner that none of them has granted to any other party other than Kushner, and to their knowledge, no party other than each of the foregoing and Kushner has any right, title or interest in, to or under the name "Cedric Kushner" or any variations thereof.

     8. Return of Property. Simultaneously with the execution of this Agreement, Kushner shall turn over to the Company any and all, credit cards, security passes, a personal computer, computer disks, files, records or property of the Company and its Affiliates, or copies thereof, in Kushner's possession or custody provided, however, that the parties hereby agree that Kushner may keep the keys to the premises covered by the Lease. In addition, the Company will turn over to Kushner any items of his personal property in the possession of the Company or any of its affiliates simultaneously with the execution of this Agreement and deliver to Kushner all keys to the premises covered by the Lease on or before May 1, 2006. Except for the aforementioned keys, the parties hereby acknowledge receipt of all such items.

     9. Cooperation. Kushner agrees to cooperate at any and all times with the Company and its subsidiaries in each and every litigation in which he or them is named as a party or whose subject matter relates to any action he took while an employee, officer, director or trustee thereof. This cooperation includes, but is not limited to, making himself available at a mutually convenient time for assistance to any of them in defending its position or for witness preparation for a deposition or any court proceeding. The Company shall compensate Kushner at the rate of $200 per hour, for all such cooperation, other than brief telephone conversations, and shall reimburse Kushner for travel and other
Company pre-approved out-of-pocket expenses incurred by Kushner in such cooperation. The Company, Big Content and LTD agree, jointly and severally, to indemnify, hold harmless and defend Kushner from and against any and all claims, damages and liability, including, but not limited to, without limitation attorneys' fees and expenses and related costs of defense, that result from or relate to any claims by employees, customers, suppliers, government agencies and others relating to the Company, Big Content or LTD arising out of Kushner's employment or its cessation or from Kushner's actions on behalf of the Company, Big Content or LTD during the term of employment, except that no indemnification will be provided under this Section 9 for any proceeding by any such third party unless Kushner acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, Big Content or LTD (as the case maybe) and, with respect to any criminal proceeding, Kushner had no reasonable cause to believe his conduct was unlawful. Kushner and the Company, Big Content and LTD each agree to execute all documents and instruments in furtherance of this Agreement. Similarly, the Company, Big Content and LTD will cooperate with Kushner in defending any such action in which he is entitled to indemnification under this Agreement or otherwise.

     10. Non-Disparagement. Kushner agrees that neither he, nor anyone acting on his behalf, shall hereafter (i) make any derogatory, disparaging or critical statement about the Company or any of the Affiliates, the business of the Company or any of its Affiliates, or any of the Company's or its Affiliates' current officers, directors or employees or any persons who were officers, directors or employees of the Company or any of its Affiliates or (ii) with the exception of any disclosures required by law, communicate, directly or indirectly, with the press or other media concerning the past or present employees or business of the Company or its Affiliates, except to communicate his business experience. Each of the Company, Big Content and LTD agrees that none of the forgoing, nor any of its or their subsidiaries, officers, directors, employees or agents or anyone acting on its or their behalf, shall hereafter (i) make any derogatory, disparaging or critical statement about Kushner, his reputation, business expertise and job performance or (ii) with the exception of any disclosures required by law, communicate, directly or indirectly, with the press or other media concerning Kushner in any manner.

     11. Representations and Warranties by the Company and Others. Each of the Company, Big Content and LTD, jointly and severally, hereby represents and warrants to each of the Indemnified Kushner Parties (each of which are hereby deemed intended third party beneficiaries of this Agreement with full and unfettered rights to enforce this Agreement) as follows:

       a. Each of the Company and Big Content is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company and Big Content have full corporate power to own, lease and operate their respective properties and to carry on their respective business as presently conducted. The Company has not been known by any name other than CKrush, Inc., Cedric Kushner Promotions, Inc., Zenascent, Inc. and Fusion Flow, Inc. in the past five (5) years. Big Content is a wholly-owned subsidiary of the Company. LTD has been dissolved by proclamation by the Secretary of State of Delaware and no representation is made that LTD will be reinstated as an active corporation.

       b. Each of the Company, and Big Content has all requisite power, authority and capacity to execute, deliver and perform its obligations under this Agreement and each and every instrument, document or agreement contemplated by this Agreement, including, but not limited to, the Transaction Documents. The execution, delivery and performance by each of the Company and Big Content of this Agreement and the Transaction Documents has been duly authorized by all necessary action on the part of each such party respectively. Each of this Agreement and the Transaction Documents has been duly executed and delivered by each of the Company and Big Content. Each of this Agreement and the Transaction Documents is a legal, valid and binding obligation of each of the Company and Big Content to the extent it is a party hereto or thereto, enforceable against such party, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding of law or in equity.

       c. Neither the execution nor delivery of this Agreement and the Transaction Documents, nor the consummation of the transactions contemplated by this Agreement and the Transaction Documents, will conflict with or result in the breach of any term or provision of, require consent or violate or constitute a default under, or give any third party the right to terminate or accelerate any obligation under any charter provision, by-law, contract, agreement, permit, license or law to which, the Company, Big Content or LTD is a party or by which such party is in any way bound or obligated.

       d. No consent, or approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental or quasi-governmental agency, authority, commission, board, other body and/or any third party, is required on the part of the Company, Big Content or LTD, in order to enter into or consummate the transactions contemplated by this Agreement or the Transaction Documents.

       e. The Company is the successor by merger to Zenascent, Inc., Zenascent Newco, Inc. and Boxing pursuant to the Merger Agreement and that certain Agreement and Plan of Merger dated as of March 8, 2002 by and among Boxing, LTD, Big Content, Big Content Accquisition Corp., Mackin Charitable Remainder Trust and Livingston Investments, LLC.

       f. To the best knowledge of the Company, each of the Company and Big Content has good and marketable title to each of the assets to be transferred to Kushner, Gotham and/or Media (as the case may be) by such party under this Agreement and/or Transaction Documents, including, but not limited to, the

Lease, the Security Deposit, the FFE, the Library, the Master Tapes, the Intellectual Property, the Facilities Agreements, the License Agreement (as hereinafter defined) and the Miscellaneous Agreements (as each is defined in the Lease and Library Agreement), free and clear of any and all Liens. None of such assets to be transferred hereunder are subject to any restriction with regard to transferability. To the best knowledge of the Company, there are no agreements, options, commitments or understandings with, of or to any person to acquire any of such assets or any rights or interest therein and no person other than the Company and Big Content, as the case may be, has any rights or interest therein.

       g. A true and correct copy of each of the Transferred Agreements, the License Agreement and the Sports Tech Agreement (as defined in the Consulting Agreement) has been delivered to Kushner. To the best knowledge of the Company, each of the Facilities Agreements, Miscellaneous Agreements, Transferred Agreements, the License Agreement and the Sports Tech Agreement has been duly executed and delivered by each of the parties thereto and each such agreement is a legal, valid and binding obligation of each such party, enforceable against each such party in accordance with its terms. To the best knowledge of the Company, the Sports Tech Agreement has been duly and validly assigned to LTD by Sports Tech (as defined in the Consulting Agreement), and by LTD to the Company free and clear of any and all Liens and has not been further assigned or Modified (as defined in the Consulting Agreement). To the best knowledge of the Company, each such agreement is enforceable in accordance with its terms by the Company, Big Content, and/or LTD, as the case may be. To the best knowledge of the Company, no CKrush Party has received, directly or indirectly, any payments pursuant to, on account of, or related to, the Sports Tech Agreement or the License Agreement.

       h. Pursuant to the License Termination Agreement of even date between English Disbtribution, LLC ("English") and Big Content, Inc., except to the extent contemplated by the Lease and Library Agreement, that certain License Agreement dated November 1, 2005 between English and Big Content, Inc. (the "License Agreement") has been terminated, no party thereto having any liability and/or obligation thereunder.

       i. The Company is in possession of the Premises (as defined in the Library Agreement) and is paying the full lease rental as reserved in the Lease. No rental payments have been made more than one month in advance. All work required to be performed by the Landlord under the Lease has been completed. The commencement date of the Lease is February 4, 2003 and the expiration date of the original term of the Lease is January 30, 2008. To the best knowledge of the Company, there are no outstanding defaults by any party to the Lease.

       j. All references in this Section 11 to "the best knowledge of the Company" means matters of which any director, officer, or employee of the Company other than Kushner has actual knowledge.

     12. Representations by Kushner. Kushner hereby represents and warrants to the Company as follows:

       a. Kushner has all requisite power, authority and capacity to execute, deliver and perform his obligations under this Agreement. This Agreement has been duly executed and delivered by Kushner. This Agreement is a legal, valid and binding obligation of Kushner, enforceable against Kushner in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding of law or in equity.

       b. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with or result in the breach of any term or provision of, require consent or violate or constitute a default under, or give any third party the right to terminate or accelerate any obligation under any contract, agreement, permit, license or law to which Kushner is a party or by which Kushner is in any way bound or obligated.

       c. No consent, or approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental or quasi-governmental agency, authority, commission, board or other body is required on the part of Kushner in order to enter into or consummate the transactions contemplated by this Agreement.

     13. SEC Filings. Kushner acknowledges and the Company agrees that he understands that the Company will file a Current Report on Form 8-K (the "8-K") with the Securities and Exchange Commission (the "SEC") disclosing the execution and delivery of this Agreement, and including a copy of this Agreement as an exhibit to the 8-K. The Company agrees to provide to Kushner a draft of the 8-K at least one (1) business day prior to its filing with the SEC. The Company will consider in good faith any changes requested by Kushner; provided, however, that the Company shall make the final determination with respect to the contents of the 8-K. In addition, the Company agrees to prepare or cause to be prepared and filed with the SEC on behalf of Kushner any and all reports legally required of him, including, but not limited to, Form 4 and Schedule 13D or any amendment thereto; provided, however, that the contents of any such filings shall be solely the responsibility of Kushner. The Compay also agrees to expedite the issuance of a new 500,000 share certificate to Kushner as a result of his sale of common stock to an unaffiliated third party.

     14. Severability. Should any provisions of this Agreement be held to be illegal, void or unenforceable, such provision shall be of no force and effect. However, the illegality or unenforceability of any such provision shall have no effect upon, and shall not impair the enforceability of, any other provision of this Agreement.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding its conflicts of laws provisions.

     16. Integration. This Agreement contains the complete understanding among the Company and Kushner, and no other promises or agreements shall be binding unless signed by both. In signing this Agreement, the parties are not relying on any fact, statement or assumption not set forth in this Agreement.

     17. Amendments. This Agreement may only be changed or amended by a written agreement signed by all of the parties hereto.

     18. Knowledge and Consent. By signing below, the parties indicate that they have carefully read and understood the terms of this Agreement, enter into the Agreement knowingly, voluntarily and of their own free will, understand its terms and significance and intend to abide by its provisions without exception.

     19. Binding Effect. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties, the heirs, personal representatives, successors and assigns of the parties. This Agreement is not assignable by a party without the prior written consent of each other party.

     20. Further Assurances. Subject to the terms and conditions of this Agreement, the parties hereto will use commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transaction contemplated by this Agreement.

None of the parties hereto will, without prior written consent of the other parties, take any action which would reasonably be expected to prevent or materially impede, interfere with or delay the transactions contemplated by this Agreement.

     21. Consents. To the extent that any rights under any agreement, contract, commitment, lease, permit or other asset to be assigned to Kushner, Gotham or Media hereunder or under any Transaction Document may not be assigned without the consent of another person which has not been obtained, neither this Agreement nor such Transaction Document shall constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and the Company or Big Content, at its expense, shall use its best efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Kushner's, Gotham's or Media's rights in and to the asset in question so that such party would not in effect acquire the benefit of all such rights, the Company or Big Content, as the case may be, to the maximum extent permitted by law and the asset, shall act as such party's agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by law and the asset, with such party in any other reasonable arrangement designed to provide such benefits to such party, all at no cost to such party.

     22. Incorporation By Reference. Each of the Company, Big Content, and LTD, jointly and severally, hereby represents and warrants to, and covenants and agrees with, each of the Indemnified Kushner Parties that the representations, warranties, indemnifications, covenants and agreements of each of the Company, Big Content and LTD set forth in this Agreement are hereby incorporated as if set forth at length in (i) the Consulting Agreement of even date among the Company and Gotham and that Kushner and Gotham are each intended third party beneficiaries thereof with full and unfettered rights to enforce same, (ii) the Lease and Library Agreement and that Kushner and Media are each intended third party beneficiaries thereof with full and unfettered rights to enforce same. Each of the Company, Big Content, and LTD, jointly and severally, hereby represents and warrants to, and covenants and agrees with, each of the Indemnified Kushner Parties that the representations, warranties, indemnifications, covenants and agreements of each of the Company, Big Content and LTD set forth in the Consulting Agreement and Library Agreement, as the case may be, are hereby incorporated as if set forth at length herein and that Kushner, Boxing and Media, as the case may be, are each intended third party beneficiaries thereof with full and unfettered rights to enforce same.

     23. Representations and Warranties Regarding Dilorenzo. Each of the Company, Big Content, LTD and DiLorenzo, jointly and severally, hereby represents and warrants to Kushner as follows: DiLorenzo is an individual with all requisite power, authority and capacity to execute, deliver and perform his obligations under paragraph 5(d) of this Agreement. This Agreement has been duly executed and delivered by DiLorenzo. Paragraph 5(d) of this Agreement is a legal, valid and binding obligation of DiLorenzo, enforceable against such party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding of law or in equity. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated by paragraph 5(d) of this Agreement will conflict with or result in the breach of any term or provision of, require consent or violate or constitute a default under, or give any third party the right to terminate or accelerate any obligation under any contract, agreement, permit, license or law to which, DiLorenzo is a party or by which he is in any way bound or obligated. No consent, or approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental or quasi-governmental agency, authority, commission, board, other body and/or any third party is required on the part of DiLorenzo in order to enter into or consummate the release contemplated by paragraph 5(d) of this Agreement.

     24. LTD. Each of the Company and Big Content, jointly and severally, hereby guaranty to the Indemnified Kushner Parties all of LTD's representations, warranties, covenants and agreements, monetary and non-monetary, set forth herein and each Transaction Document, as and when due, whether enforceable against LTD or otherwise.

     IN WITNESS WHEREOF, this Agreement has been signed as of the date first set forth above.

                                      /s/ Cedric Kushner
                                      ------------------
                                      Cedric Kushner, Individually



                                      CKRUSH, INC.
                                      f/k/a Cedric Kushner Promotions, Inc.


                                      By: /s/ Jeremy Dallow
                                          ------------------
                                          Jeremy Dallow
                                          President


                                      CEDRIC KUSHNER PROMOTIONS, LTD.


                                      By: /s/ Jeremy Dallow
                                          ------------------
                                          Jeremy Dallow

                                      AS TO PARAGRAPHS 5(D) & 23 ONLY:

                                      /s/ James DiLorenzo
                                      --------------------
                                      James DiLorenzo, Individually